SECURITIES AND EXCHANGE COMMISSION


                    WASHINGTON, D.C.  20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                   --------------------------



DATE OF REPORT (DATE OF
EARLIEST EVENT REPORTED): DECEMBER 8, 1997



                            INMARK ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                   06-1340408
   (State or other jurisdic-                      (I.R.S. Employer
   tion of incorporation or                      Identification No.)
        organization)


                                     0-20394
                            (Commission File Number)


        ONE PLAZA ROAD, GREENVALE, NEW YORK                     11548
        Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (516) 625-3500





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ITEM 5.   OTHER EVENTS

     On December 9, 1997, the Registrant issued the Press Release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     Exhibit 99.1 Press Release, dated December 9, 1997.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 11, 1997


                                          INMARK ENTERPRISES, INC.
                                          ------------------------------------
                                          (Registrant)



                                          By: /s/ DONALD A. BERNARD
                                              --------------------------------
                                              Donald A. Bernard,
                                              Executive Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
  NO.             DESCRIPTION
  ---             -----------

99.1                Press Release, dated December 9, 1997.



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